                                                                  Exhibit 10.71


                           1995 INCENTIVE BONUS PLAN
              FOR TOM STAKER - SENIOR V.P. OPERATIONS - CORPORATE

--------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:
-----------

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EARNINGS PER SHARE

     This criterion is defined as the earnings per share for 1995 as reported in the Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            ------             -------
         25%             1994 Actual            $  1.16             $1.28

     ANNUAL BONUS:            $0                $13,490         150% of target

SECTION 2.  RETURN ON ASSETS

     This criterion is defined as the ratio of the Company's total assets (tangible and intangible) divided by the Company's net income before taxes as reported in the 1995 Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            -------            -------
         30%             1994 Actual             6.66%              7.50%

     ANNUAL BONUS:            $0                $16,188         150% of target

SECTION 3. SALES GROWTH

     This criterion is defined as the actual total sales dollar volume vs. the budget total sales dollar volume as reported in the 1995 Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            ------             -------
         25%             1994 Actual          1995 Budget        Target + 5%

     ANNUAL BONUS:           $0                 $13,490         150% of target

SECTION 4.  DISCRETIONARY

     This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            -------            -------
         20%                                                         N/A

     ANNUAL BONUS:           $0                 $10,792              N/A

     ANNUAL
     TOTALS: 100%            $0                 $53,958            $75,541

SECTION 5.  TERMS AND CONDITIONS

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

     3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:

         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

     Example:
                          THRESHOLD             TARGET             MAXIMUM
                         -----------            -------            -------
                           $12,000              $16,000            $18,000

     ANNUAL BONUS:            $0                $ 1,000            $ 1,500

     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
           (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
           bonus.

     Calculation of bonus between Target and Maximum with goal achievement of $16,393:
           (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
           1.09825 x 1,000 = $1,098.25 bonus.

AGREED TO:

(Signature of)                       1/28/95
----------------------------------   -------
Steven P. Cloward                    Date
President & CEO - Corporate
BIG O TIRES, INC.

AGREED TO:

(Signature of)                       1/24/95
----------------------------------   -------
Tom Staker                           Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.

Revised January 17, 1995

                           1995 INCENTIVE BONUS PLAN
               FOR KELLEY O'REILLY - V.P. MARKETING - CORPORATE

--------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EARNINGS PER SHARE

     This criterion is defined as the earnings per share for 1995 as reported in the Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            ------             -------
          20%            1994 Actual            $ 1.16              $1.28

     ANNUAL BONUS:            $0                $5,547           150% of target

SECTION 2. SALES GROWTH

     This criterion is defined as the actual total sales dollar volume vs. the budget total sales dollar volume as reported in the 1995 Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET              MAXIMUM
        ------           -----------            ------              -------
          40%            1994 Actual          1995 Budget         Target + 5%

     ANNUAL BONUS:           $0                 $11,094          150% of target

SECTION 3.  DEPARTMENT 12/42/45 PROFITABILITY

     This criterion is defined as the actual vs. budgeted net profit (loss) before taxes for the year from the above referenced department(s) as determined by Accounting and reported in your department's financial statement.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            ------             -------
          20%            1994 Actual          1995 Budget        Target + 10%

     ANNUAL BONUS:           $0                  $5,547         150% of target

SECTION 4.  DISCRETIONARY

     This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            -------            -------
         20%                                                         N/A

     ANNUAL BONUS:           $0                 $ 5,547              N/A

     ANNUAL
     TOTALS: 100%            $0                 $27,735            $38,829

SECTION 5.  TERMS AND CONDITIONS

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

     3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:

         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

     Example:
                          THRESHOLD             TARGET             MAXIMUM
                         -----------            -------            -------
                           $12,000              $16,000            $18,000

     ANNUAL BONUS:            $0                $ 1,000            $ 1,500

     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
           (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
           bonus.

     Calculation of bonus between Target and Maximum with goal achievement of $16,393:
           (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
           1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:

(Signature of)                1/28/95
---------------------------   -------
Steven P. Cloward             Date
President & CEO - Corporate
BIG O TIRES, INC.


AGREED TO:

(Signature of)                1/23/95
---------------------------   -------
Kelley O'Reilly               Date
V.P. Marketing - Corporate
BIG O TIRES, INC.



Revised January 17, 1995

                           1995 INCENTIVE BONUS PLAN
         FOR RON LAUTZENHEISER - V.P. BUSINESS DEVELOPMENT - CORPORATE


------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:
-----------

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. NEW STORE OPENINGS - TOTAL
---------

     This criterion is defined as the 1995 new store openings that are open for business as of the 31st of December, 1995. New store openings may be adjusted at year end as they are conditional upon available financing as well as interest rates with the final determination made by the CEO.

WEIGHT             THRESHOLD           TARGET              MAXIMUM
------             ---------           ------              -------
  50%                  21                36                   42

ANNUAL BONUS:          $0             $19,167             150% of target

SECTION 2.  DEPARTMENT 22/62 PROFITABILITY
---------

     This criterion is defined as the actual vs. budgeted net profit (loss) before taxes for the year from the above referenced department(s) as determined by Accounting and reported in your department's financial statement. Budgeted net profit will be adjusted for lack of store growth by changing budgeted expense categories tied directly to new store growth (i.e., training expense, franchise fee income, etc.).

WEIGHT             THRESHOLD           TARGET              MAXIMUM
------             ---------           ------              -------
  15%              1994 Actual        1995 Budget        Target + 10%

ANNUAL BONUS:          $0              $5,750            150% of target

1995 MBO - Ron Lautzenheiser
Page 2


SECTION 3. FRANCHISE FEE INCOME
---------

     This criterion is defined as actual income derived from opening new franchises vs. 1995 budgeted income, as reported in your department's financial statements. It may be adjusted for stores not opened as new store openings are conditional upon available financing and interest rates. Any adjustment made will tie back to the adjustment, if any, used for calculations in Section 1.


     WEIGHT         THRESHOLD           TARGET                  MAXIMUM
     ------        -----------        -----------           ---------------
      15%         1994 Actual         1995 Budget           Target + 10%

 ANNUAL BONUS:        $0                $5,750              150% of target

SECTION 4.  DISCRETIONARY
---------

     This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.



     WEIGHT         THRESHOLD           TARGET                  MAXIMUM
     ------        -----------        -----------           ---------------
      20%                                                        N/A

 ANNUAL BONUS:        $0                $7,667                   N/A

ANNUAL
TOTALS: 100%          $0               $38,333                $53,666

SECTION 5.  TERMS AND CONDITIONS
---------

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

     3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

1995 MBO - Ron Lautzenheiser
Page 3




     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:

         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.



Example:
                 THRESHOLD        TARGET           MAXIMUM
                 ---------        -------          -------
                  $12,000         $16,000          $18,000

ANNUAL BONUS:       $0            $ 1,000          $ 1,500

Calculation of bonus between Target and Threshold with goal achievement of $13,535:
     (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75 bonus.

Calculation of bonus between Target and Maximum with goal achievement of $16,393:
     (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
     1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:

/s/ Steven P. Cloward           2/7/95
----------------------         -----------------
Steven P. Cloward              Date
President & CEO - Corporate
BIG O TIRES, INC.


AGREED TO:

/s/ Ron Lautzenheiser           2-7-95
----------------------         -----------------
Ron Lautzenheiser              Date
V.P. Business Development - Corporate
BIG O TIRES, INC.


Revised February 7, 1995

                           1995 INCENTIVE BONUS PLAN
               FOR BRUCE WARE - REGIONAL V.P. - NORTHWEST REGION

-------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.

DEFINITIONS:
-----------

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.

SECTION 1. REGIONAL PROFITABILITY
---------

     This criterion is defined as the actual vs. budgeted profit before taxes and warranty expense for your region, including area support and management as reported in your region's consolidated, year-to-date income statement.

     WEIGHT     THRESHOLD     TARGET         MAXIMUM
     ------     ---------     ------         -------
       40%     1994 Actual  1995 Budget    Target + 10%

ANNUAL BONUS:       $0        $12,750    150% of target

SECTION 2. ACCOUNTS RECEIVABLE - % CURRENT - REGION
---------

     This criterion is defined as the monthly average for the current (30 days or less) A/R balance as reported on the Regional Aged Trial Balance report run by due date as a percent of the total monthly average A/R balance outstanding for the region excluding inter-warehouse receivables.

     WEIGHT  THRESHOLD  TARGET  MAXIMUM
     ------  ---------  ------  -------
       20%      85%       90%      94%

ANNUAL BONUS:   $0      $6,375  150% of target

SECTION 3. RETURN ON ASSETS
---------

      This criterion is defined as the ratio of the Company's total assets (tangible and intangible) divided by the Company's net income before taxes as reported in the 1995 Annual Report on Form 10-K.

      WEIGHT     THRESHOLD   TARGET     MAXIMUM
      ------     ---------   ------     -------
        20%     1994 Actual   6.66%       7.50%

ANNUAL BONUS:       $0       $6,375  150% of target

SECTION 4.  DISCRETIONARY
---------

      This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.

      WEIGHT  THRESHOLD  TARGET   MAXIMUM
      ------  ---------  ------   -------
        20%                         N/A

ANNUAL BONUS:   $0        $6,375    N/A

ANNUAL
TOTALS:100%     $0       $31,875  $44,625

SECTION 5.  TERMS AND CONDITIONS
---------

      1. The criteria outlined in the above sections are considered singular and bonusable as specified.

      2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

      3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

      4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:

      1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or;
      2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

Example:

               THRESHOLD  TARGET   MAXIMUM
               ---------  ------   -------
                $12,000   $16,000  $18,000

ANNUAL BONUS:      $0      $1,000   $1,500

Calculation of bonus between Target and Threshold with goal achievement of $13,535:
      (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
      bonus.

Calculation of bonus between Target and Maximum with goal achievement of $16,393:
      (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
      1.09825 x 1,000 = $1,098.25 bonus.

AGREED TO:

/s/ Tom Staker                     2/16/95
------------------------------     ------------
Tom Staker                         Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.


AGREED TO:

/s/ Bruce Ware                     2/1/95
------------------------------     ------------
Bruce Ware                         Date
Regional V.P. - Northwest Region
BIG O TIRES, INC.


Revised March 27 1995

                           1995 INCENTIVE BONUS PLAN
               FOR GREG ROQUET - REGIONAL V.P. SOUTHWEST REGION

--------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. REGIONAL PROFITABILITY

     This criterion is defined as the actual vs. budgeted profit before taxes and warranty expense for your region, including area support and management as reported in your region's consolidated, year-to-date income statement.

        WEIGHT            THRESHOLD             TARGET              MAXIMUM
        ------           -----------            -------             -------
         40%             1994 Actual          1995 Budget         Target + 10%

     ANNUAL BONUS:           $0                 $6,917           150% of target

SECTION 2.  ACCOUNTS RECEIVABLE - % CURRENT - REGION

     This criterion is defined as the monthly average for the current (30 days or less) A/R balance as reported on the Regional Aged Trial Balance report run by due date as a percent of the total monthly average A/R balance outstanding for the region excluding inter-warehouse receivables.

        WEIGHT            THRESHOLD             TARGET              MAXIMUM
        ------           -----------            -------             -------
          20%                85%                  90%                 94%

     ANNUAL BONUS:           $0                 $3,458           150% of target

SECTION 3. RETURN ON ASSETS

     This criterion is defined as the ratio of the Company's total assets (tangible and intangible) divided by the Company's net income before taxes as reported in the 1995 Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET              MAXIMUM
        ------           -----------            -------             -------
          20%            1994 Actual              6.66%              7.50%

     ANNUAL BONUS:           $0                  $3,458          150% of target

SECTION 4.  DISCRETIONARY

     This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.

        WEIGHT            THRESHOLD             TARGET              MAXIMUM
        ------           -----------            -------             -------
         20%                                                          N/A

     ANNUAL BONUS:           $0                 $ 3,458               N/A

     ANNUAL
     TOTALS: 100%            $0                 $17,292              $24,209

SECTION 5.  TERMS AND CONDITIONS

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

     3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:

         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

        Example:
                          THRESHOLD             TARGET              MAXIMUM
                         -----------            -------             -------
                           $12,000              $16,000             $18,000

     ANNUAL BONUS:            $0                $ 1,000             $ 1,500

     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
           (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
           bonus.

     Calculation of bonus between Target and Maximum with goal achievement of $16,393:
           (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
           1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:

(Signature of)                       2/20/95
----------------------------------   -------
Tom Staker                           Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.


AGREED TO:

(Signature of)                       1-31-95
----------------------------------   -------
Greg Roquet                          Date
Regional V.P. - Southwest Region
BIG O TIRES, INC.



Revised January 17, 1995

                           1995 INCENTIVE BONUS PLAN
             FOR GREG ROQUET - REGIONAL V.P. - WEST CENTRAL REGION

--------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. REGIONAL PROFITABILITY

     This criterion is defined as the actual vs. budgeted profit before taxes and warranty expense for your region, including area support and management as reported in your region's consolidated, year-to-date income statement.

        WEIGHT            THRESHOLD             TARGET              MAXIMUM
        ------           -----------            -------             -------
          40%            1994 Actual          1995 Budget         Target + 10%

     ANNUAL BONUS:           $0                  $6,917          150% of target

SECTION 2.  ACCOUNTS RECEIVABLE - % CURRENT - REGION

     This criterion is defined as the monthly average for the current (30 days or less) A/R balance as reported on the Regional Aged Trial Balance report run by due date as a percent of the total monthly average A/R balance outstanding for the region excluding inter-warehouse receivables.

        WEIGHT            THRESHOLD             TARGET              MAXIMUM
        ------           -----------            ------              -------
          20%                85%                  90%                 94%

     ANNUAL BONUS:           $0                 $3,458           150% of target

1995 MBO - Greg Roquet, West Central Region
Page 2

SECTION 3.  RETURN ON ASSETS

     This criterion is defined as the ratio of the Company's total assets (tangible and intangible) divided by the Company's net income before taxes as reported in the 1995 Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET              MAXIMUM
        ------           -----------            ------              -------
          20%            1994 Actual             6.66%               7.50%

     ANNUAL BONUS:           $0                 $3,458           150% of target

SECTION 4.  DISCRETIONARY

     This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.

        WEIGHT            THRESHOLD             TARGET              MAXIMUM
        ------           -----------            ------              -------
         20%                                                          N/A

     ANNUAL BONUS:            $0                $ 3,458               N/A

     ANNUAL
     TOTALS: 100%             $0                $17,292             $24,209

SECTION 5.  TERMS AND CONDITIONS

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

     3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

1995 MBO - Greg Roquet, West Central Region
Page 3

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:

         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

     Example:
                          THRESHOLD             TARGET              MAXIMUM
                         -----------            -------             -------
                           $12,000              $16,000             $18,000

     ANNUAL BONUS:            $0                $ 1,000             $ 1,500

     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
           (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
           bonus.

     Calculation of bonus between Target and Maximum with goal achievement of $16,393:
           (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
           1.09825 x 1,000 = $1,098.25 bonus.

AGREED TO:

(Signature of)                        2/20/95
-----------------------------------   -------
Tom Staker                            Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.

AGREED TO:

(Signature of)                        2-1-95
-----------------------------------   ------
Greg Roquet                           Date
Regional V.P. - West Central Region
BIG O TIRES, INC.

Revised January 17, 1995

                           1995 INCENTIVE BONUS PLAN
               FOR ALLEN JONES - REGIONAL V.P. SOUTHEAST REGION
--------------------------------------------------------------------------------


THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:
-----------

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. REGIONAL PROFITABILITY
---------

     This criterion is defined as the actual vs. budgeted profit before taxes and warranty expense for your region, including area support and management as reported in your region's consolidated, year-to-date income statement.

    WEIGHT   THRESHOLD     TARGET         MAXIMUM
    ------  -----------  -----------  ---------------
      40%   1994 Actual  1995 Budget    Target + 10%

ANNUAL BONUS:   $0         $12,417     150% of target


SECTION 2.  ACCOUNTS RECEIVABLE - % CURRENT - REGION
---------

     This criterion is defined as the monthly average for the current (30 days or less) A/R balance as reported on the Regional Aged Trial Balance report run by due date as a percent of the total monthly average A/R balance outstanding for the region excluding inter-warehouse receivables.

    WEIGHT    THRESHOLD   TARGET      MAXIMUM
    ------    ---------   ------   --------------
     20%         85%        90%         94%

ANNUAL BONUS:    $0       $6,208   150% of target

1995 MBO - Allen Jones
Page 2

SECTION 3. RETURN ON ASSETS
---------

     This criterion is defined as the ratio of the Company's total assets (tangible and intangible) divided by the Company's net income before taxes as reported in the 1995 Annual Report on Form 10-K.

     WEIGHT   THRESHOLD   TARGET       MAXIMUM
     ------  -----------  -------  ---------------
       20%   1994 Actual   6.66%        7.50%

ANNUAL BONUS:    $0       $6,208    150% of target


SECTION 4.  DISCRETIONARY
---------

     This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.

     WEIGHT         THRESHOLD       TARGET        MAXIMUM
     ------         ---------      --------      ---------
      20%                                           N/A

ANNUAL BONUS:           $0          $6,208          N/A


ANNUAL
TOTALS:100%             $0          $31,042       $43,459



SECTION 5.  TERMS AND CONDITIONS
---------

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

     3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

1995 MBO - Bruce Ware
Page 3

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

     Example:
                      THRESHOLD  TARGET   MAXIMUM
                      ---------  -------  -------
                        $12,000  $16,000  $18,000

     ANNUAL BONUS:      $     0  $ 1,000  $ 1,500


     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
         (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
         bonus.

     Calculation of bonus between Target and Maximum with goal achievement of $16,393:
         (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
         1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:


         /s/ Tom Staker              2/16/95
---------------------------------    ----------
Tom Staker                           Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.


AGREED TO:

         /s/ Bruce Ware              2/1/95
---------------------------------    ---------
Bruce Ware                           Date
Regional V.P. - Southeast Region
BIG O TIRES, INC.



Revised  March 27 1995

                           1995 INCENTIVE BONUS PLAN
                 FOR PHIL TEIGEN - GENERAL COUNSEL - CORPORATE

--------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:
-----------

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EARNINGS PER SHARE
---------

     This criterion is defined as the earnings per share for 1995 as reported in the Annual Report on Form 10-K.

     WEIGHT              THRESHOLD          TARGET         MAXIMUM
     ------              ---------          ------         -------
       50%              1994 Actual         $1.16           $1.28

ANNUAL BONUS:               $0              $8,897     150% of target



SECTION 2. LEGAL EXPENSES BUDGET
---------

     This criterion is defined as the actual total sales dollar volume vs. the budget total sales dollar volume as reported in the 1995 Annual Report on Form 10-K.

     WEIGHT              THRESHOLD          TARGET         MAXIMUM
     ------              ---------          ------         -------
       30%              1994 Actual       1995 Budget    Target + 10%

  ANNUAL BONUS:             $0              $5,338      150% of target

SECTION 3.  DISCRETIONARY
---------

     This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.

     WEIGHT              THRESHOLD          TARGET         MAXIMUM
     ------              ---------          ------         -------
     [S]                 [C]                [C]             [C]
      20%                                                    N/A

  ANNUAL BONUS:              $0             $3,559           N/A



ANNUAL
TOTALS: 100%                 $0             $17,794        $24,912



SECTION 4.  TERMS AND CONDITIONS
---------

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

     3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
          1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.


      Example:
               THRESHOLD        TARGET          MAXIMUM
               ---------        -------         -------
                $12,000         $16,000         $18,000
ANNUAL BONUS:     $0            $ 1,000         $ 1,500


Calculation of bonus between Target and Threshold with goal achievement of $13,535:
          (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 =
          $383.75 bonus.

Calculation of bonus between Target and Maximum with goal achievement of $16,393:
           (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
           1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:

[SIGNATURE OF JOHN B. ADAMS]              3/1/95
-------------------------------        -------------
John B. Adams                          Date
Executive V. P. and CFO Corporate
BIG O TIRES, INC.


AGREED TO:

[SIGNATURE OF PHIL TEIGEN]                3/1/95
-------------------------------        -------------
Phil Teigen                            Date
General Counsel - Corporate
BIG O TIRES, INC.



Revised February 7, 1995

                           1995 INCENTIVE BONUS PLAN
               FOR DENNIS FRYER - REGIONAL V.P. - CENTRAL REGION

--------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.

SECTION 1. REGIONAL PROFITABILITY

     This criterion is defined as the actual vs. budgeted profit before taxes and warranty expense for your region, including area support and management as reported in your region's consolidated, year-to-date income statement.

        WEIGHT            THRESHOLD             TARGET            MAXIMUM
        ------           -----------            ------            -------
          40%            1994 Actual         1995 Budget        Target + 10%

     ANNUAL BONUS:           $0                 $12,500        150% of target

SECTION 2.  ACCOUNTS RECEIVABLE - % CURRENT - REGION

     This criterion is defined as the monthly average for the current (30 days or less) A/R balance as reported on the Regional Aged Trial Balance report run by due date as a percent of the total monthly average A/R balance outstanding for the region excluding inter-warehouse receivables.

        WEIGHT            THRESHOLD             TARGET            MAXIMUM
        ------           -----------            ------            -------
          20%                85%                  90%               94%

     ANNUAL BONUS:            $0                $6,250         150% of target

SECTION 3. RETURN ON ASSETS

     This criterion is defined as the ratio of the Company's total assets (tangible and intangible) divided by the Company's net income before taxes as reported in the 1995 Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            ------             -------
          20%            1994 Actual             6.66%              7.50%

     ANNUAL BONUS:           $0                 $6,250          150% of target

SECTION 4.  DISCRETIONARY

     This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.

        WEIGHT            THRESHOLD            TARGET              MAXIMUM
        ------           -----------           ------              -------
         20%                                                         N/A

     ANNUAL BONUS:            $0               $ 6,250               N/A

     ANNUAL
     TOTALS: 100%             $0               $31,250             $43,750

SECTION 5.  TERMS AND CONDITIONS

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

     3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:

         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

      Example:
                          THRESHOLD             TARGET             MAXIMUM
                         -----------            -------            -------
                           $12,000              $16,000            $18,000

     ANNUAL BONUS:            $0                $ 1,000            $ 1,500

     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
           (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
           bonus.

     Calculation of bonus between Target and Maximum with goal achievement of $16,393:
           (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
           1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:


----------------------------------   -------
Tom Staker                           Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.


AGREED TO:

/s/ Dennis Fryer                     2/22/95
----------------------------------   -------
Dennis Fryer                         Date
Regional V.P. - Central Region
BIG O TIRES, INC.



Revised  January 17, 1995

                                                            EXHIBIT 10.71

                           1995 INCENTIVE BONUS PLAN
               FOR JOHN ADAMS - EXECUTIVE V.P. & CFO - CORPORATE

--------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1995 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.

DEFINITIONS:

     THRESHOLD - The expected achievement goal for the criteria, at which and below no bonus will be paid.

     TARGET - The stretch goal at which 100% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 150% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EARNINGS PER SHARE

     This criterion is defined as the earnings per share for 1995 as reported in the Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            ------             -------
         30%             1994 Actual             $1.16              $1.28

     ANNUAL BONUS:           $0                 $22,575          150% of target

SECTION 2.  RETURN ON ASSETS

     This criterion is defined as the ratio of the Company's total assets (tangible and intangible) divided by the Company's net income before taxes as reported in the 1995 Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            ------             -------
         30%             1994 Actual             6.66%               7.50%

     ANNUAL BONUS:            $0                $22,575          150% of target

SECTION 3. SALES GROWTH

     This criterion is defined as the actual total sales dollar volume vs. the budget total sales dollar volume as reported in the 1995 Annual Report on Form 10-K.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            ------             -------
         20%             1994 Actual          1995 Budget         Target + 5%

     ANNUAL BONUS:           $0                 $15,050          150% of target

SECTION 4.  DISCRETIONARY

     This criterion is defined by the immediate supervisor based on performance issues he/she needs or wants to stress during 1995.

        WEIGHT            THRESHOLD             TARGET             MAXIMUM
        ------           -----------            ------             -------
         20%                                                          N/A

     ANNUAL BONUS:           $0                 $15,050               N/A

     ANNUAL
     TOTALS: 100%            $0                 $75,250            $105,350

SECTION 5.  TERMS AND CONDITIONS

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1995 and shall conclude December 31, 1995.

     3. If your employment with the Company should terminate for any reason in 1995, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1996.

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:

         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

                          THRESHOLD             TARGET             MAXIMUM
                         -----------            -------            -------
                           $12,000              $16,000            $18,000

     ANNUAL BONUS:           $0                 $ 1,000            $ 1,500

     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
           (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
           bonus.

     Calculation of bonus between Target and Maximum with goal achievement of $16,393:
           (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
           1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:

(Signature of)                     1/30/95
--------------------------------   -------
Steven P. Cloward                  Date
President & CEO - Corporate
BIG O TIRES, INC.


AGREED TO:

(Signature of)                     1/30/95
--------------------------------   -------
John Adams                         Date
Executive V.P. & CFO - Corporate
BIG O TIRES, INC.



Revised March 27, 1995